Shareholders' Equity	12 Months Ended
Dec. 31, 2019
Stockholders' Equity Note [Abstract]
Shareholders' Equity
Shareholders’ Equity
Authorized Shares
At December 31, 2019 and 2018, the total authorized share capital (common and preferred) of the Company was $200 million.
Common Shares
At December 31, 2019 and 2018, 100 million authorized and issued Class A common shares of $0.00000001 par value each were owned by EXOR Nederland N.V.
Redeemable Preferred Shares
At December 31, 2019 and 2018, the Company's issued and outstanding redeemable preferred shares, each with a par value of $1.00 per share, were as follows (in millions of U.S. dollars, except number of shares and percentage amounts):

	Series F	Series G	Series H	Series I	Total
Date of issuance	February 2013	May 2016	May 2016	May 2016
Number of preferred shares outstanding	2,679,426	6,415,264	11,753,798	7,320,574	28,169,062
Annual dividend rate	5.875%	6.5%	7.25%	5.875%
Underwriting discounts and commissions (1)	$2.3	$5.4	$9.5	$6.4	$23.6
Aggregate liquidation value, at $25 per share	$67.0	$160.4	$293.8	$183.0	$704.2

(1)
Underwriting discounts and commissions represent the original amounts paid to issue Series D, E and F shares. These amounts were reallocated on a pro-rata basis between the previously issued and the newly issued shares as a result of the share exchange in May 2016 for $nil consideration described below.

Following the acquisition by EXOR N.V. (subsequently renamed EXOR Nederland N.V.) in 2016, the Company launched an exchange offer whereby participating preferred shareholders could exchange any or all existing preferred shares for newly issued preferred shares reflecting, subject to certain exceptions, an extended call date of the fifth anniversary from the date of issuance, and a restriction on payment of dividends on common shares declared with respect to any fiscal quarter to an amount not exceeding 67% of net income during such fiscal quarter until December 31, 2020. If the Company does not make aggregate distributions of all of the distributable amounts during any fiscal quarter, such remaining amounts will carryover and are available for dividends in subsequent fiscal quarters, regardless of the Company’s Net income or loss during such subsequent fiscal quarters. As a result of the exchange offer, the Company cancelled the Series D, E and F preferred shares tendered in the exchange offer. Non-tendered preferred shares not exchanged and the new Series G, H and I preferred shares remained outstanding and continued to be listed on the NYSE. The terms of the newly issued preferred shares would otherwise remain identical in all material respects to the Company’s existing preferred shares, which are described below.
The redemption price of all preferred shares is $25 per share plus accrued and unpaid dividends. In the event of liquidation of the Company, the preferred shares rank on parity with each other, but rank senior to the common shares, and the holders of the preferred shares would receive a distribution of $25 per share. In addition, upon liquidation, non-cumulative Series F and I preferred shares would receive any declared but unpaid dividends while the cumulative Series G and H preferred shares would receive any accrued but unpaid dividends.
The Company may redeem the Series F preferred shares at any time at whole or in part from time to time since March 1, 2018.
The Company may redeem each of the Series G, H and I preferred shares on or after May 1, 2021.
Dividends on the Series F and I preferred shares are non-cumulative and are payable quarterly. Dividends on the Series G and H preferred shares are cumulative from the date of issuance and are payable quarterly in arrears.